SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported) September 16, 1997
                                                    -------------------



                               UNOCAL CORPORATION
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                          (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



           1-8483                                     95-3825062
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(Commission File Number)                  (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California            90245
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(Address of Principal Executive Offices)                          (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Item 5.           Other Events.

On September 16, 1997 the following news release was issued:


                Unocal hydrocarbon discoveries offshore Indonesia
            show significant oil and gas potential in deepwater areas
            ---------------------------------------------------------

         El Segundo, Calif., Sept. 16, 1997 -- Unocal Corporation today said that its Unocal Indonesia Company subsidiary and Mobil Makassar, Inc., have successfully tested a discovery well offshore East Kalimantan, Indonesia, that establishes significant natural gas and oil production potential in the deepwater area of the Mahakam Delta.

         The discovery well, Merah Besar #6, was drilled in 2,284 feet (703 meters) of water to earn Unocal a 50-percent working interest in the Makassar Strait Production Sharing Contract (PSC) area. Unocal announced last year the signing of agreements with Mobil Makassar to acquire an interest and assume operatorship under the Makassar Strait PSC, which is adjacent to Unocal's existing East Kalimantan contract area. Mobil Makassar holds the remaining 50 percent working interest.

         This latest discovery follows six other successful deepwater exploration wells that have been drilled in Unocal's existing East Kalimantan contract area as part of its current exploration program. Unocal holds a 100 percent working interest in the East Kalimantan production sharing contract area.

         The Merah Besar #6 well tested at a rate of 24.8 million cubic feet of gas and 860 barrels of condensate per day on a 48/64-inch choke from a single zone. Two other zones tested at a combined rate of 980 barrels of oil per day.

         "These discoveries demonstrate there is significant hydrocarbon potential in this deepwater area offshore East Kalimantan," said Timothy C. Lauer, president and managing director of Unocal Indonesia. "Once we confirm the commerciality of these discoveries, we will be able to rapidly bring the new fields on production through our existing major infrastructure network in the area." The company said that it expects gas production from this area would be processed through the Pertamina's Bontang liquefied natural gas facility.

         Unocal and Mobil Makassar now plan extensive seismic data acquisition, exploration drilling, and testing to evaluate the production potential of the discoveries. Three-dimensional seismic acquisition on the Makassar Strait PSC area has already started.
         Lauer noted that Unocal expects to build on its record of technical innovation in Indonesia to accelerate production of new commercial discoveries quickly and efficiently. Unocal made Indonesia's first subsea well completion, conducted the first exploration 3D seismic survey, installed the deepest water depth platform and developed the stacked-template structure (STS) for rapid, low-cost field development.
         Unocal Indonesia, under a production sharing contract with Pertamina, the Indonesian national oil company, operates nine fields offshore East Kalimantan. Unocal holds a 100-percent working interest in eight of these fields -- Santan, Serang, Sepinggan, Melahin, Kerindingan, Seguni, Pantai and Yakin -- and a 50-percent working interest in the supergiant Attaka field. Current gross daily production is more than 90,000 barrels of oil and 250 million cubic feet of gas. All of the production is in water depths of less than 300 feet (100 meters).
         Unocal Corporation is one of the world's leading energy resource and project development companies, with reserves of more than 9.8 trillion cubic feet of natural gas equivalent (1.6 billion barrels of oil equivalent) and major oil and gas production activities in Asia and the U.S. Gulf of Mexico. The company maintains headquarters in both California and Malaysia.
         News releases and other company information are available at Unocal's website, http://www.unocal.com.

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


                     UNOCAL INDONESIA DEEP WATER DISCOVERIES

WELL NAME                   DATA

Merah Besar-1               Location: 15 miles (24 kms) east of Attaka Field
                            Water Depth: 1,432 ft (2,300 m)
                            Net pay: 108 ft (33 meters) of dry gas
                            Measured depth: 6,533 ft (2,000 m)

Merah Besar-2ST             Location: 0.6 miles (1 km) south of Merah Besar-1
                            Water Depth: 1,417 ft (435 m)
                            Net pay: 57 ft (18 m) of gas
                            Measured depth: 7,211 ft (2,200 m)

Merah Besar-3               Location: 1.0 miles (1.6 km) south of Merah Besar-8
                            Water Depth: 1,764 ft (540 m)
                            Net pay: 142 ft (44 m) of gas; 67 ft (21 m) of oil
                            Measured depth: 9,690 ft (2,980 m)

Merah Besar-6               Location: .6 miles (1 km) northeast of Merah Besar-3
                            Water Depth: 2,284 ft (703 m)
                            Net pay: 121 ft (38 m) of gas and 21 ft (7 m) of oil
                            Measured depth: 8,553 ft (3,322 m)
                            Test  results:  DST-1 - 582  bopd on  32/64"  choke;
                            DST-2  - 710  bopd  on  20/64"  choke;  DST-3 - 24.9
                            mmcf/d gas and 840 bopd on 48/64" choke

Merah Besar-8               Location: 0.5 miles (0.8 km) north of Merah Besar-1
                            Water Depth: 1,735 ft (485 m)
                            Net pay: 122 ft (38 m) of oil and 43 ft(13 m) of gas
                            Measured depth: 10,798 ft (3,322 m)

Putih Besar-1               Location: 1.0 miles (6.5 km) north of Merah Besar-8
                            Water Depth: 1,576 ft (535 m)
                            Net pay: 40 ft (38 m) of gas
                            Measured depth: 10,800 ft (3,322 m)

Hijau Besar-1               Location: 8.9 miles (14.8 km) north of Merah Besar-1
                            Water Depth: 1,557 ft (480 m)
                            Net pay: 41 ft (38 m) of gas
                            Measured depth: 10,800 ft (3,322 m)
                            Test results:  Multi-flow   drill stem test  rate of
                            18.2 mmcf/d on 3/4" choke


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

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                             UNOCAL CORPORATION
                                                (Registrant)




Date:  September 17, 1997           By: /s/ JOSEPH A. HOUSEHOLDER
                                        ---------------------------
                                        Joseph A. Householder
                                        Vice President, Tax and Comptroller


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